SIT MUTUAL FUNDS
                                   BOND FUNDS
                                QUARTERLY REPORT

                                  JUNE 30, 2000


                               MONEY MARKET FUND

                        U.S. GOVERNMENT SECURITIES FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND

                                   BOND FUND






                   [LOGO] SIT INVESTMENT ASSOCIATES
                          -------------------------
                              SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                           BOND FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS


                                                               PAGE
                                                               ----

A Look at Sit Mutual Funds                                       2

Chairman's Letter                                                3

Performance Review                                               4

FUND REVIEWS
--------------------------------------------------------------------------------

         Money Market Fund                                       6

         U.S. Government Securities Fund                         8

         Tax-Free Income Fund                                   10

         Minnesota Tax-Free Income Fund                         12

         Bond Fund                                              14



         This document must be preceded or accompanied by a Prospectus.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
A LOOK AT SIT MUTUAL FUNDS


     Sit Mutual funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $10.0 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of thirteen NO-LOAD funds. NO-LOAD means that Sit Mutual funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds Offer:
          * Free telephone exchange
          * Dollar-cost averaging through an automatic investment plan
          * Electronic transfer for purchases and redemptions
          * Free checkwriting privileges on bond funds
          * Retirement accounts including IRAs and 401(k) plans


                              SIT FAMILY OF FUNDS

                                    [CHART]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION AND   APPRECIATION
                                         INCOME

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH

      [ ] PRINCIPAL STABILITY & CURRENT INCOME         GROWTH POTENTIAL

[PHOTO]  SIT MUTUAL FUNDS
         Quarter Ended June 30, 2000                                      [LOGO]
         ----------------------------------------------------------------
         Chairman's Letter

Strong economic growth coupled with concerns of building inflation pressures led the Federal Reserve to raise the target for the federal funds rate by an aggressive 0.50% to 6.50% at its May 16th FOMC meeting. With the May move, the Fed has raised interest rates by 1.75% since June of 1999. While interest rates rose early in the quarter, they later declined as economic reports indicated that the economy was finally beginning to slow. As a result, U.S. Treasury yields ended the quarter essentially unchanged.

ECONOMIC OVERVIEW

Second quarter economic growth appears to have slowed significantly from the first quarter's +5.5% annualized GDP growth rate. Recent weaker reports of personal consumption expenditures, which represent more than two-thirds of GDP, would suggest a second quarter growth rate of only +3.5%. Despite evidence of lower consumer spending, we believe that the general fundamentals of the economy remain quite strong. The unemployment rate remains very low and measures of consumer confidence remain vigorous. Also, easing energy prices, growing export orders and a recovery in government spending are a formula for continued strength in the second half. As a result, we believe the second quarter slowdown will be followed by a third quarter recovery.

The current record breaking economic expansion of 111 months has brought with it a modest cyclical increase in inflation. Since December 1998, year-over-year inflation, as measured by the Consumer Price Index (CPI), has risen from +1.5% to +3.6% for June 2000. Looking forward, we expect oil and other commodity prices to level off or trend lower. However, we believe there is still a significant risk of wage inflation as evidenced by the latest employment report on July 7th. The civilian unemployment rate fell from 4.1% to 4.0% and average hourly earnings rose +3.6% compared to last year . So far, productivity gains have kept higher wages from translating into higher price for consumer goods.

Regarding fiscal policy, forecasters have projected a $225 billion surplus for fiscal year 2000. The enormous surplus is being driven by an +11.8% increase in tax receipts which is a function of the strong economy, low unemployment, and the large capital gains taxes generated by five years of a rising stock market. We expect increases in government spending and modest tax cuts which should have a simulative effect on the economy.

STRATEGY SUMMARY

If the economy does not reaccelerate in the third quarter following our more moderate +3.5% growth forecast for the second quarter, we would expect the Federal Reserve to be less concerned about inflationary pressures and to leave interest rates unchanged at their August 22nd meeting. However, if growth reaccelerates as we expect, the Federal Reserve will most likely be much less tolerant of any increases in inflation. As a result, we believe it is probable that the Federal Reserve will raise short-term rates another +0.25% sometime in the second half of this year.

Our taxable bond portfolios continue to hold short average life, high coupon mortgages. These securities typically benefit from reduced mortgage prepayment activity when the Federal Reserve is raising interest rates. The taxable portfolios have also reduced their weighting in U.S. Treasuries in favor of sectors that provide as much as +2.0% incremental yield.

Despite the possibility of an additional Fed tightening, municipal bonds have seen strength recently. In anticipation of lower municipal yields, our municipal funds are relatively long in duration. Also, municipal portfolios are maintaining their weightings in health care. Health care returns were disappointing in 1999, but if history holds true, the sector will perform well this year.

We appreciate your interest in Sit Mutual Funds and believe our continued focus on high current income and stability of principal value will help you achieve your long-term investment goals.


With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
Quarter Ended June 30, 2000
--------------------------------------------------------------------------------
Performance Summary - Bond Funds

   U.S. Bond yields were relatively stable during the quarter as economic growth moderated and investors' expectations shifted to a more stable Federal Reserve policy following six consecutive quarters of generally rising interest rates. While the Federal Reserve did increase their Federal Funds target rate by +0.50% to 6.50% in May, that rate increase was widely anticipated by late in the first quarter of this year. The 3-month Treasury bill yield was nearly unchanged, with a 5.86% yield on June 30, 2000. Yield changes in other maturities across the treasury yield curve were also quite small, including minor declines in 1 to 5-year maturities, and slight increases in 10 and 30-year maturities. Interest rate changes were also minimal across the municipal yield curve over the quarter.
   Because of the stable market environment and flat government yield curve, despite concerns about the eventual loss of the implicit government guarantees for FNMA and FHLMC securities, the best total returns in the government sectors were from agency pass-through securities due to their higher market yields.
   Other sectors of the taxable bond market where there was a more positively sloped yield curve, such as intermediate maturity corporate bonds, provided higher returns than government issues due to some narrowing in yield spreads for these issues. However, continued widening of yield spreads within longer-term corporate issues caused these issues to provide lower returns than those of government issues.
   Because of the positive and stable slope of the municipal yield curve during the quarter, total returns were highest for those securities with longer maturities. Returns across various market sectors such as general obligation, revenue, and insured issues were quite similar. There was also little variation in returns within revenue sectors where the funds primarily invest, such as housing, health care, and electric revenue, etc. Institutional demand for tax-exempt bonds remains weak, while retail demand has strengthened throughout the first half of the year.

                                           1991          1992
                                          ----------------------

SIT MONEY MARKET FUND (1)                  --             --
----------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND           12.87%          5.43%
----------------------------------------------------------------
SIT TAX-FREE INCOME FUND                   9.25           7.71
----------------------------------------------------------------
SIT MINNESOTA TAX-FREE
    INCOME FUND                            --             --
----------------------------------------------------------------
SIT BOND FUND                              --             --
----------------------------------------------------------------

3-MONTH U.S. TREASURY BILL INDEX           --             --
LEHMAN INTER. GOVERNMENT BOND INDEX       14.11           6.93
LEHMAN 5-YEAR MUNICIPAL BOND INDEX        11.41           7.62
LEHMAN AGGREGATE BOND INDEX                --             --



                                          NASDAQ
                                          SYMBOL      INCEPTION
                                          ------      ---------

SIT MONEY MARKET FUND                      SNIXX      11/01/93
----------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND            SNGVX      06/02/87
----------------------------------------------------------------
SIT TAX-FREE INCOME FUND                   SNTIX      09/29/88
----------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND         SMTFX      12/01/93
----------------------------------------------------------------
SIT BOND FUND                              SIBOX      12/01/93
----------------------------------------------------------------

3-MONTH U.S. TREASURY BILL INDEX                      11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                   05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                    09/30/88
LEHMAN AGGREGATE BOND INDEX                           11/30/93


(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2) Period from Fund inception through calendar year-end.
(3) Based on the last 12 monthly distributions of net investment income and average NAV as of 6/30/00.
(4) Figure represents 7-day compound effective yield. The 7-day simple yield as of 6/30/00 was 6.16%.
(5) For individuals in the 28%, 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 7.63%, 7.96%, 8.58% and 9.09%, respectively (Income subject to state tax, if any).

                                                                          [LOGO]
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   TOTAL RETURN - CALENDAR YEAR

                                                                                      YIELD
                                                                           YTD        AS OF   DISTRIBUTION
    1993       1994      1995      1996      1997      1998      1999      2000      6/30/00    RATE (3)
--------------------------------------------------------------------------------    -----------------------
    0.46%(2)   3.84%     5.58%     5.08%     5.22%     5.17%     4.79%     2.83%      6.35%(4)
-----------------------------------------------------------------------------------------------------------
    7.34       1.77     11.50      4.99      8.19      6.52      1.37      3.27       6.70        5.91%
-----------------------------------------------------------------------------------------------------------
   10.42      -0.63     12.86      5.69      9.87      6.29     -4.01      2.73       5.49(5)     5.30
-----------------------------------------------------------------------------------------------------------

    1.60(2)    0.63     11.90      5.89      8.19      6.14     -3.82      2.72       5.60(6)     5.33
-----------------------------------------------------------------------------------------------------------
    0.34(2)   -1.31     16.83      4.25      9.44      6.52     -0.34      2.14       7.06        6.29
-----------------------------------------------------------------------------------------------------------

    0.53(2)    4.47      5.98      5.27      5.32      5.01      4.88      2.93
    8.17      -1.75     14.41      4.06      7.72      8.49      0.49      3.49
    8.73      -1.28     11.65      4.22      6.38      5.84      0.74      2.79
    0.54(2)   -2.92     18.47      3.63      9.65      8.69     -0.82      3.99

                                               AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                   PERIODS ENDED JUNE 30, 2000
          TOTAL RETURN
   QUARTER          SIX MONTHS                                                     SINCE
 ENDED 6/30/00    ENDED 6/30/00             1 YEAR     5 YEARS     10 YEARS     INCEPTION
--------------------------------           -----------------------------------------------
     1.46%            2.83%                  5.40%      5.17%        --           4.95%
------------------------------------------------------------------------------------------
     1.72             3.27                   4.64       5.87         6.92%        7.54
------------------------------------------------------------------------------------------
     1.14             2.73                  -0.59       5.16         6.29         6.55
------------------------------------------------------------------------------------------
     1.03             2.72                  -1.15       4.75         --           4.95
------------------------------------------------------------------------------------------
     0.84             2.14                   2.45       5.52         --           5.60
------------------------------------------------------------------------------------------

     1.48             2.93                   5.53       5.25         --           5.14
     1.82             3.49                   4.48       5.82         7.15         7.49
     1.57             2.79                   3.77       4.89         6.22         6.36
     1.74             3.99                   4.56       6.25         --           6.06


(6) For Minnesota residents in the 28%, 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 8.45%, 8.82%, 9.51% and 10.08%, respectively (Assumes the maximum Minnesota tax bracket of 8.0%). Investment income in Sit Minnesota Tax-Free Income Fund may be subject to the federal alternative minimum tax.


    PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]  SIT MONEY MARKET FUND
         Quarter Ended June 30, 2000
         -----------------------------------------------------------------------
         Michael C. Brilley, Senior Portfolio Manager
         Paul J. Jungquist, CFA, Senior Portfolio Manager

   The Sit Money Market Fund provided investors with a +1.46% return for the three months ended June 30, 2000, compared to a +1.37% average return for the Lipper Analytical Services Money Market Fund universe. The Fund's performance ranked 89th of 375 funds in its Lipper peer group category for the second quarter of 2000. For the one year, three year, five year and since inception periods ended June 30, 2000, the Fund's performance ranked 65th of 364 funds, 57th of 281 funds, 52nd of 244 funds and 41st of 187 funds, respectively, in its Lipper peer group. As of June 30, 2000, the Fund's 7-day compound yield was 6.35% and its average maturity was 29 days, compared to 5.49% and 30 days, respectively, at March 31, 2000.
   The Federal Reserve Board increased the federal funds rate by 0.50% in one tightening move during the past quarter to 6.50%, in response to continued strong growth in the economy, commodity price inflation and tightness in labor markets. Three-month Treasury bill yields were volatile over the past quarter, ranging from 6.2% after the Fed tightening on May 16th to 5.6% by the end of May, finishing at 5.85% on June 30th. Current yield levels imply that the market is not expecting additional tightening by the Fed in the third quarter of 2000. While economic data reported in June and early July is indicative of a slowing economy, another tightening by the Fed in August is still a real possibility. Until Fed policy becomes more clear, the Fund anticipates maintaining an average maturity near 30 days over the near term.
   The Fund has produced competitive returns by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. As domestic economic activity slows from a very strong level, and global economic activity appears to be strengthening, we do not foresee a significant impact on the short-term creditworthiness of top tier commercial paper issuers in general. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we hope to add top tier credits in the financial services and consumer non-durable industries to our list of permissible holdings.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                               PORTFOLIO SUMMARY

               Net Asset Value  6/30/00:     $  1.00 Per Share
                                3/31/00:     $  1.00 Per Share

                       Total Net Assets:     $161.3 Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                         Diversified Finance    17.6
                       Consumer Loan Finance    13.6
                       Consumer Non-Durables    12.0
                                   Utilities    10.2
                      Captive Equip. Finance     9.7
                        Captive Auto Finance     9.0
                                      Energy     6.8
                          Financial Services     4.0
                          Sectors Under 4.0%    17.1

                                                                          [LOGO]
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                          AVERAGE ANNUAL TOTAL RETURNS*

                     SIT MONEY       3-MONTH         LIPPER
                      MARKET      U.S. TREASURY       MONEY
                       FUND           BILL         MARKET AVG.
                     ---------    -------------    -----------

3 Month**              1.46%          1.48%            1.37%
1 Year                 5.40           5.53             5.06
3 Year                 5.16           5.17             4.88
5 Year                 5.17           5.25             4.92
Inception              4.95           5.14             4.76
  (11/1/93)


                            CUMULATIVE TOTAL RETURNS*

                     SIT MONEY       3-MONTH         LIPPER
                      MARKET      U.S. TREASURY       MONEY
                       FUND           BILL         MARKET AVG.
                     ---------    -------------    -----------

1 Year                 5.40%          5.53%            5.06%
3 Year                16.31          16.34            15.37
5 Year                28.69          29.16            27.12
Inception             38.00          39.68            36.37
  (11/1/93)

*AS OF 6/30/00.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/93) and held until 6/30/00 would have grown to $13,800 in the Fund or $13,968 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                         LOWER OF MOODY'S, S&P,
                                                         FITCH OR DUFF & PHELPS
                                                              RATINGS USED.

                                  [PIE CHART]

                              First Tier Securities
                                      100%

                                                  First Tier Securities   100%
                                                  Second Tier Securities    0%

[PHOTO]  SIT U.S. GOVERNMENT SECURITIES FUND
         Quarter Ended June 30, 2000
         -----------------------------------------------------------------------
         Michael C. Brilley, Senior Portfolio Manager
         Bryce A. Doty, CFA, Senior Portfolio Manager

   The Sit U.S. Government Securities Fund provided investors with a +1.72% return for the quarter ended June 30, 2000, compared to a +1.39% return of the Lipper U.S. Government Fund average. For the twelve months ended June 30, 2000, the Fund's total return was +4.64% versus +3.60% for the Lipper U.S. Government Fund average. The Fund holds a 5-Star Overall rating by Morningstar(1) out of 1,684 funds in the taxable bond category for the period ended June 30, 2000. The Fund was rated #4 for Morningstar's Highest 5-Year Rating category for its combined low risk and high return characteristics and #3 in Morningstar's Best 5-Year Return category out of 133 funds.
   Last quarter witnessed significant shifts in interest rates. However, U.S. Treasury yields finished essentially unchanged for the quarter while yields for all other sectors ended modestly higher. As a result, the Fund's U.S. Treasury holdings provided the highest return for the quarter, followed by its holdings in government agency collateralized mortgage obligation bonds and, lastly, its mortgage pass-through holdings.
   Late in the first quarter, the Fund purchased Treasury Inflation Protection Securities (TIPS). The principal of these security increases at the rate of CPI while also paying a fixed coupon. The purchase of the TIPS was made to take advantage of the sharp (yet brief) rise in inflation that occurred from March through May. The coupon yields, or real yields, of TIPS at more than +4.0%, combined with annualized inflation rates that peaked at +10.4%, provided a very attractive combined yield. The TIPS were sold at the end of May because the annualized inflation rate had fallen to less than one percent. With the resurgence of gasoline prices, we expect additional investment opportunities in TIPS.
   Our economic outlook is for a modest rise in inflation and slowing economic growth. These offsetting factors should result in a much less active Federal Reserve, and consequently, more stable interest rates. In this environment, we will continue to invest in securities that offer high levels of interest income.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation
(FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                               PORTFOLIO SUMMARY

                Net Asset Value  6/30/00:      $10.23 Per Share
                                 3/31/00:      $10.22 Per Share
                        Total Net Assets:     $138.3 Million
                        30-day SEC Yield:        6.70%
              12-Month Distribution Rate:        5.91%
                        Average Maturity:       15.0 Years
                      Effective Duration:        3.0 Years(2)

(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                           GNMA Pass-Through    38.6
         Collateralized Mortgage Obligations    21.0
                          FHLMC Pass-Through    15.8
                           FNMA Pass-Through    14.4
                               U.S. Treasury     5.3
                     Cash & Other Net Assets     4.9

8
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                                                                          [LOGO]
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                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT
                   U.S. GOV'T.       LEHMAN         LIPPER
                   SECURITIES    INTER. GOV'T.    U.S. GOV'T.
                      FUND        BOND INDEX       FUND AVG.
                   -----------   -------------    -----------

3 Month**               1.72%         1.82%           1.39%
1 Year                  4.64          4.48            3.60
5 Year                  5.87          5.82            5.20
10 Year                 6.92          7.15            6.84
Inception               7.54          7.49            7.03
  (6/2/87)


                            CUMULATIVE TOTAL RETURNS*

                       SIT
                   U.S. GOV'T.       LEHMAN         LIPPER
                   SECURITIES    INTER. GOV'T.    U.S. GOV'T.
                      FUND        BOND INDEX       FUND AVG.
                   -----------   -------------    -----------

1 Year                  4.64%         4.48%           3.60%
5 Year                 32.99         32.71           28.85
10 Year                95.23         99.58           93.80
Inception             158.77        157.47          143.29
  (6/2/87)

*AS OF 6/30/00.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(1) Morningstar proprietary ratings reflect historical risk-adjusted performance through 6/30/99. These ratings are subject to change monthly and are calculated from the fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive 5 stars. In the taxable bond category, Sit U.S. Government Securities Fund received a 5-star rating for the 3-, 5-, and 10-year periods out of 1684, 1287, and 381 funds respectively.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (6/2/87) and held until 6/30/00 would have grown to $25,877 in the Fund or $25,747 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

                                            The Adviser's estimates of the
                                            dollar weighted average life of the
                                            portfolio's securities, which may
                                            vary from their stated maturities.

                                  [BAR CHART]

                          0 - 1 Year           4.9%
                          1 - 5 Years         77.3%
                          5 - 10 Years        17.6%
                          10 - 20 Years        0.2%
                          20+ Years            0.0%

[PHOTO]  SIT TAX-FREE INCOME FUND
         Quarter Ended June 30, 2000
         -----------------------------------------------------------------------
         Michael C. Brilley, Senior Portfolio Manager
         Debra A. Sit, CFA, Senior Portfolio Manager

   Municipal yields ended the quarter lower after approaching their January highs again in mid-May. The Fund provided a return of +1.14% for the quarter ended June 30, 2000, compared to +1.57% for the Lehman 5-year Municipal Index and +1.09 for the Lipper General Municipal Bond Fund average. The Fund's price per share ended the quarter at $9.55, down $0.02 after rebounding from a low of $9.33 in May. The Fund benefited from stabilizing yields in the health care sector. The Fund's 30-day SEC yield ended the quarter with little change at 5.49% while its 12-month distribution rate increased from 5.18% to 5.30%.
   The Fund's implied duration ended the quarter unchanged at 7.7 years. Longer duration holdings were sold to offset the increase in price sensitivity of bonds as they became priced to maturity rather than to shorter call dates. Thus, the Fund's average maturity decreased from 17.2 years to 16.5 years. Fund assets declined from $582.5 million to $559.3 million during the quarter. Health care bonds decreased from 24.5% to 23.4% as the Fund sold lesser quality credits. In addition, single family bonds decreased from 12.1% to 10.7% as longer duration issues were sold to contain the Fund's duration. Purchases were made across industry sectors and had little impact on other sector weightings aside from increasing cash from 4.3% to 6.4% and securities rated A or better from 60.6% to 62.0%.
   We are monitoring multifamily housing credits closely as well as those in the health care sector, which was subject to operating margin pressure last year. We are maintaining the Fund's health care weighting, as underperformance in that sector has historically been followed by a period of strong outperformance. Our focus remains on issuers that are sole community providers, are financially flexible and have strong managements. Despite the possibility of an additional Fed tightening at the next FOMC meeting on August 22nd, municipal bonds have seen continued strength in prices in recent weeks. Municipals remain very attractively valued, particularly on an after-tax basis. We intend to maintain the Fund's current duration positioning in anticipation of lower municipal yields later this year. We believe that bonds in the 8 to 15 year maturity range continue to offer the most attractive risk/reward profile.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities.
     Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase. The Adviser does not intend to invest in securities that generate interest income treated as a tax preference for alternative minimum taxable income purposes.


                                PORTFOLIO SUMMARY

                  Net Asset Value   6/30/00:      $ 9.55 Per Share
                                    3/31/00:      $10.39 Per Share

                           Total Net Assets:     $559.3 Million
                           30-day SEC Yield:        5.49%
                       Tax Equivalent Yield:        9.09%(1)
                 12-Month Distribution Rate:        5.30%
                           Average Maturity:       16.5 Years
            Duration to Estimated Avg. Life:        7.2 Years(2)
                           Implied Duration:        7.7 Years(2)

(1) For individuals in the 39.6% federal tax bracket.
(2) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                       Multifamily Mortgage Revenue    30.4
                       Hospital/Health Care Revenue    23.4
                                      Other Revenue    11.0
                     Single Family Mortgage Revenue    10.7
                             Education/Student Loan     5.7
                            Closed-End Mutual Funds     4.6
                                 Sectors Under 3.0%     7.8
                            Cash & Other Net Assets     6.4

                                                                          [LOGO]
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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT                        LIPPER
                     TAX-FREE       LEHMAN         GENERAL
                      INCOME     5-YEAR MUNI.    MUNI. BOND
                       FUND       BOND INDEX      FUND AVG.
                     --------    ------------    ----------
3 Month**              1.14%         1.57%          1.09%
1 Year                -0.59          3.77           0.98
5 Year                 5.16          4.89           4.76
10 Year                6.29          6.22           6.41
Inception              6.55          6.36           6.70
  (9/29/88)


                            CUMULATIVE TOTAL RETURNS*

                        SIT                        LIPPER
                     TAX-FREE        LEHMAN        GENERAL
                      INCOME     5-YEAR MUNI.    MUNI. BOND
                       FUND       BOND INDEX      FUND AVG.
                     --------    ------------    ----------

1 Year                -0.59%         3.77%          0.98%
5 Year                28.63         26.96          26.19
10 Year               84.01         82.86          86.06
Inception            110.76        106.44         114.25
  (9/29/88)

*AS OF 6/30/00.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 6/30/00 would have grown to $21,076 in the Fund or $20,644 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                        LOWER OF MOODY'S, S&P,
                                                        FITCH OR DUFF & PHELPS
                                                             RATINGS USED.

                                  [PIE CHART]

                                            A    24.4%
                                           AA    14.8%
                                          AAA    16.4%
                      Cash & Other Net Assets     6.4%
                                Less than BBB     0.8%
                                          BBB    37.2%


                                                   Total number of holdings: 400

[PHOTO]  SIT MINNESOTA TAX-FREE INCOME FUND
         Quarter Ended June 30, 2000
         -----------------------------------------------------------------------
         Michael C. Brilley, Senior Portfolio Manager
         Debra A. Sit, CFA, Senior Portfolio Manager

   Municipal yields ended the quarter lower after approaching their January highs again in mid-May. The Fund provided a return of +1.03% for the quarter ended June 30, 2000, compared to +1.57% for the Lehman 5-year Municipal Index and +1.01% for the Lipper Minnesota Municipal Bond Fund average. The Fund's price per share ended the quarter at $9.70, down $0.03 after rebounding from a low of $9.55 in May. The Fund benefited from stabilizing yields in the health care sector. The Fund's 30-day SEC yield rose during the quarter from 5.42% to 5.60%, while its 12-month distribution rate increased from 5.19% to 5.33%.
   The Fund's implied duration increased from 7.1 years to 7.8 years during the quarter, reflecting the increase in price sensitivity of the Fund's holdings as bonds became priced to maturity rather than to shorter call dates. The Fund's average maturity extended from 16.6 years to 17.1 years. The Fund's lengthening was, in part, impacted by the decrease in cash from 10.6% to 4.9% as assets declined from $172.9 million to $162.6 million. Multifamily housing bonds increased from 37.5% to 38.2%, despite net sales. Purchases in hospital and other revenue bonds caused those sectors to increase from 21.5% to 23.4% and from 6.0% to 7.6%, respectively. The decline in cash also impacted the portfolio's quality breakdown. Securities rated A or better decreased from 52.1% to 49.1% and non-rated holdings increased from 40.0% to 42.4%. The Fund has sought to retain its positions in higher yielding securities while preserving liquidity. Thus, non-rated holdings will likely remain around their current weighting.
   We continue to monitor credits closely, particularly those in the health care sector, which was subject to operating margin pressure last year. We are maintaining the Fund's health care weighting, as underperformance in that sector has historically been followed by a period of strong outperformance. Our focus remains on issuers that are sole community providers, financially flexible and have strong managements. Despite the possibility of an additional Fed tightening at the next FOMC meeting on August 22nd, municipal bonds have seen continued strength in prices in recent weeks. Municipals remain very attractively valued, particularly on an after-tax basis. We intend to maintain the Fund's current duration positioning in anticipation of lower municipal yields later this year. We believe that bonds in the 8 to 15 year maturity range continue to offer the most attractive risk/reward profile.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
     The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.


                                PORTFOLIO SUMMARY

                    Net Asset Value  6/30/00:      $ 9.70 Per Share
                                     3/31/00:      $ 9.73 Per Share
                            Total Net Assets:     $162.6 Million
                            30-day SEC Yield:        5.60%
                        Tax Equivalent Yield:       10.08%(1)
                  12-Month Distribution Rate:        5.33%
                            Average Maturity:       17.1 Years
             Duration to Estimated Avg. Life:        7.3 Years(2)
                            Implied Duration:        7.8 Years(2)

(1) For individuals in the 39.6% federal tax and 8.0% MN tax brackets.
(2) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                          Multifamily Mortgage Revenue    38.2
                          Hospital/Health Care Revenue    23.4
                        Single Family Mortgage Revenue     9.3
                                   Other Revenue Bonds     7.6
                  Industrial Revenue/Pollution Control     4.4
                                Education/Student Loan     3.8
                                    Sectors under 3.0%     8.4
                               Cash & Other Net Assets     4.9

                                                                          [LOGO]
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                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT            LEHMAN         LIPPER
                   MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                   INCOME FUND     BOND INDEX       FUND AVG.
                   -----------    ------------    -------------

3 Month**              1.03%           1.57%           1.01%
1 Year                -1.15            3.77            0.53
3 Year                 3.29            4.41            3.33
5 Year                 4.75            4.89            4.51
Inception              4.95            4.77            4.18
  (12/1/93)


                            CUMULATIVE TOTAL RETURNS*

                       SIT            LEHMAN         LIPPER
                   MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                   INCOME FUND     BOND INDEX       FUND AVG.
                   -----------    ------------    -------------

1 Year                -1.15%           3.77%           1.01%
3 Year                10.21           13.82           10.32
5 Year                26.12           26.96           24.69
Inception             37.44           35.87           30.93
  (12/1/93)

*AS OF 6/30/00.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 6/30/00 would have grown to $13,744 in the Fund or $13,587 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                              LOWER OF MOODY'S,
                                                           S&P, FITCH OR DUFF &
                                                           PHELPS RATINGS USED.
                                  [PIE CHART]

                                         A    15.0%             ASSESSMENT OF
                                        AA    13.9%               NON-RATED
                                       AAA    15.3%              SECURITIES
                   Cash & Other Net Assets     4.9%
                                 Not Rated    42.4%              AAA    0.7%
                                       BBB     8.5%               AA    0.4
                                                                   A    2.4
                                                                 BBB   24.3
                                                                  BB   13.5
                                                                   B    1.1
                                                               -------------
                                                               TOTAL   42.4%

[PHOTO]  SIT BOND FUND
         Quarter Ended June 30, 2000
         -----------------------------------------------------------------------
         Michael C. Brilley, Senior Portfolio Manager
         Bryce A. Doty, CFA, Senior Portfolio Manager

   The Sit Bond Fund provided investors with a +0.84% return for the quarter ending June 30, 2000, compared to a +1.26% average return for the Lipper Analytical Services Intermediate Investment Grade Bond Fund universe. For the period since its inception, the Fund ranked in the top 25% of its Lipper universe (out of 101 funds).
   Last quarter witnessed significant shifts in interest rates. However, U.S. Treasury yields finished essentially unchanged for the quarter while yields for all other sectors ended modestly higher. As a result, the Fund's U.S. Treasury holdings provided the highest return for the quarter followed by the Fund's government agency mortgage pass-through and collateralized mortgage obligation holdings. The Fund's corporate holdings earned just under 1.0% while its asset-backed holdings had the only negative return for the quarter.
   Early in the quarter, yields for U.S. Treasuries rose and yields for all other sectors rose even more causing incremental spreads to widen. The Fund sold U.S. Treasuries and purchased intermediate investment grade corporate securities early in the quarter to take advantage of these relatively high yields (approximately 8.25%) provided by corporates. Later in the quarter, interest rates fell and corporate yield spreads narrowed. However, asset-backed yields remained relatively high. Consequently, in June, the Fund sold corporates and U.S. Treasuries and purchased home equity asset-backed securities. The asset-backed securities were all AAA-rated and insured while still offering yields about 2.0% higher than U.S. Treasuries with equivalent durations.
   As a result of last quarter's investment activity, the Fund's weighting in the asset-backed sector grew by 7.0% to 23.0% at quarter end. U.S. Treasury holdings were reduced from 11.0% to 3.0% of the Fund as of June 30, 2000. The Fund's weightings in the corporate and mortgage sectors ended the quarter nearly unchanged.
   Our economic outlook is for a modest rise in inflation and slowing economic growth. These offsetting factors should result in a much less active Federal Reserve and, consequently, more stable interest rates. In this environment, we will continue to maximize yield while focusing on total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund pursues this objective by investing in a diversified portfolio of fixed-income securities.
     The Fund will pursue its objective by investing in a diversified portfolio or fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                PORTFOLIO SUMMARY

                  Net Asset Value  6/30/00:     $ 9.35 Per Share
                                   3/31/00:     $ 9.43 Per Share
                          Total Net Assets:     $11.8 Million
                          30-day SEC Yield:       7.06%
                12-Month Distribution Rate:       6.29%
                          Average Maturity:      17.1 Years
                        Effective Duration:       4.4 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                             Corporate Bonds & Notes     31.4
                               Mortgage Pass Through     23.3
                             Asset-Backed Securities     23.0
                             Closed-End Mutual Funds      4.4
                 Collateralized Mortgage Obligations      4.1
                                       U.S. Treasury      3.0
                                      Federal Agency      0.7
                             Cash & Other Net Assets     10.1

                                                                          [LOGO]
-------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS*

                                                 LIPPER INTER.
                        SIT         LEHMAN        INVESTMENT
                       BOND        AGGREGATE      GRADE BOND
                       FUND       BOND INDEX       FUND AVG.
                       ----       ----------     ------------

3 Month**               0.84%         1.74%           1.26%
1 Year                  2.45          4.56            3.42
3 Year                  4.68          6.04            5.03
5 Year                  5.52          6.25            5.36
Inception               5.60          6.06            5.18
  (12/1/93)


                            CUMULATIVE TOTAL RETURNS*

                                                 LIPPER INTER.
                        SIT         LEHMAN        INVESTMENT
                       BOND        AGGREGATE      GRADE BOND
                       FUND       BOND INDEX       FUND AVG.
                       ----       ----------     ------------

1 Year                  2.45%         4.56%           3.42%
3 Year                 14.71         19.22           15.86
5 Year                 30.80         35.41           29.81
Inception              43.12         47.30           39.50
  (12/1/93)

*AS OF 6/30/00.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 6/30/00 would have grown to $14,312 in the Fund or $14,730 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                            LOWER OF MOODY'S
                                                           OR S&P RATING USED.

                                   [PIE CHART]

                                         A     15.4%
                                       BBB     17.7%
     Cash and other Assets and Liabilities     10.1%
       Government Agency Backed Securities     24.0%
                                        AA      3.0%
                                       AAA     26.8%
                           U.S. Government      3.0%

[LOGO]
       -------------------------------------------------------------------------



Directors:
                      Eugene C. Sit, CFA
                      Peter L. Mitchelson, CFA
                      Michael C. Brilley
                      John E. Hulse
                      Sidney L. Jones
                      Donald W. Phillips
                      William E. Frenzel

Director Emeritus:
                      Melvin C. Bahle

Bond Funds Officers:
                      Eugene C. Sit, CFA           Chairman
                      Peter L. Mitchelson, CFA     Vice Chairman
                      Michael C. Brilley           Senior Vice President
                      Debra A. Sit, CFA            Vice President - Investments,
                                                    Assistant Treasurer
                      Bryce A. Doty, CFA(1)        Vice President - Investments
                      Paul J. Jungquist, CFA(2)    Vice President - Investments
                      Michael P. Eckert            Vice President
                      Michael J. Radmer            Secretary
                      Paul E. Rasmussen            Vice President & Treasurer
                      Carla J. Rose                Assistant Secretary


(1)  Bond and U.S. Government Securities Funds only.
(2)  Money Market Fund only.

QUARTERLY REPORT BOND FUNDS

Quarter Ended June 30, 2000


INVESTMENT ADVISER

Sit Investment Associates, Inc.
4600 Wells Fargo Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR

SIA Securities Corp.
4600 Wells Fargo Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5166


AUDITORS

KPMG LLP
4200 Wells Fargo Center
Minneapolis, MN 55402


LEGAL COUNSEL

Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, MN 55402





                   [LOGO] SIT INVESTMENT ASSOCIATES
                          -------------------------
                              SIT MUTUAL FUNDS